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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                             EXCHANGE ACT OF 1934

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                            BRUNSWICK TECHNOLOGIES
                (Name of Registrant as Specified In Its Charter)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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BRUNSWICK TECHNOLOGIES INC.                                    43 BIBBER PARKWAY
                                                          BRUNSWICK, MAINE 04011

                   ------------------------------------------
                              ANNUAL MEETING ALERT

                                                                  April 28, 2000

Dear Fellow Shareholder:

            DO NOT SIGN OR RETURN ANY BLUE PROXY CARD FROM VETROTEX PLEASE SIGN AND RETURN ONLY THE WHITE PROXY CARD FROM BRUNSWICK

     Vetrotex CertainTeed Corporation will soon be mailing proxy material to you (with a blue proxy card) asking you to support its efforts at the Annual Meeting of Stockholders. As I am sure you are aware, on April 20, 2000 Brunswick received an unsolicited offer from Compaignie de Saint-Gobain -- a French company -- to acquire all of Brunswick's shares. VETROTEX IS A SUBSIDIARY OF SAINT-GOBAIN and we believe that Vetrotex is attempting to interfere with our annual meeting solely in connection with advancing Saint-Gobain's unsolicited tender offer. Your Board is in the process of reviewing Saint-Gobain's offer with our financial and legal advisors and will provide you with our recommendation regarding the offer and other possible alternatives prior to May 4, 2000.

     Specifically, Vetrotex is soliciting against proposal #2 on BTI's proxy. This is a proposal to increase the number of shares available to all employees under the 1997 Equity Incentive Plan (the "Plan"). Your Board of Directors strongly believes this Plan is necessary in order to attract, retain, and incentivize employees at all levels throughout the Company. This is especially true when you consider that the unemployment rate in the Brunswick area is approaching 2%. We urge you to vote FOR proposal #2 to allow your Company to continue to motivate our dedicated and productive workforce.

                 VETROTEX'S SELF-SERVING, DISINGENUOUS ARGUMENT

     We believe that Vetrotex is being less than forthright in its annual meeting campaign. Vetrotex attempts to cast the Plan in a negative light and call into question certain features of the Plan. However, Vetrotex conveniently fails to mention that VETROTEX VOTED TO APPROVE THE PLAN AS A SHAREHOLDER IN 1997 AND ONE OF ITS OWN EXECUTIVES, A DIRECTOR ON BRUNSWICK'S BOARD, ALSO APPROVED THE VERY SAME PLAN.

     YOU SHOULD BE AWARE THAT DAVID SHARPE, A SENIOR EXECUTIVE OF VETROTEX, IS A DIRECTOR OF BRUNSWICK. He notified Brunswick in March that he would not stand for re-election at the annual meeting. He has recently advised Brunswick that he desires to resign immediately upon Brunswick's meeting certain demands. MR. SHARPE IS ALSO CHAIRMAN OF THE COMPENSATION COMMITTEE. As a member of the Board of Directors of Brunswick, he was one of the people responsible for approving the 1997 Equity Incentive Plan. Again in his role as Chairman of the Compensation Committee he approved all options granted within the past two years which have, at this point, depleted the Plan. The same principles that led to the adoption of the Plan -- to attract, retain and incentivize employees and directors of Brunswick -- apply as equally in 2000 as they did in 1997.

     We find it completely self-serving and disingenuous for Vetrotex to challenge the amendment to the Plan when, in fact, its own employee, who has been a Brunswick director since 1993 and is still Chairman of the Compensation Committee, approved the Plan.
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                         REJECT VETROTEX'S SOLICITATION
                        DO NOT SIGN ANY BLUE PROXY CARD

     We believe Vetrotex's campaign pertaining to the Annual Meeting is not being waged for your benefit. We strongly urge shareholders to reject Vetrotex's solicitation. Do not return any blue proxy card sent to you by Vetrotex. Do not be misled by Vetrotex.

            SUPPORT YOUR COMPANY BY VOTING THE WHITE PROXY CARD NOW

     We appreciate your continued support.

                                Sincerely,

                                /s/ Martin S. Grimnes
                                Martin S. Grimnes
                                Chairman and Chief Executive Officer

                SIGN, DATE AND RETURN THE WHITE PROXY CARD TODAY

   IF YOU HAVE ANY QUESTIONS ON HOW TO VOTE YOUR SHARES, PLEASE CALL OUR PROXY
   SOLICITOR:  MORROW & CO. AT (800) 662-5200.
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                          BRUNSWICK TECHNOLOGIES, INC.

               CORRECTION OF MINISTERIAL ERROR IN PROXY STATEMENT
               DATED APRIL 17, 2000 FOR MAY 16, 2000 ANNUAL MEETING
                                  OF STOCKHOLDERS

     Please be advised that due to a ministerial error, the Proxy Statement dated April 17, 2000 relative to the annual meeting of stockholders incorrectly stated that the amendment to the 1997 Equity Incentive Plan (Item 2 on the proxy card) was a "routine" matter with respect to applicable broker rules, and that the meeting agenda did not contain any "non-routine" matters with respect to such rules. Item 2 is not a "routine" matter for purposes of applicable broker rules. As stated in the Proxy Statement, brokers may not vote shares held in "street name" on non-routine matters without specific instruction from the beneficial owners.

     PLEASE NOTE THAT IF YOU HAVE ALREADY SUBMITTED A PROXY CARD, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RULES. IF YOU DID NOT VOTE "FOR" THE AMENDMENT TO THE PLAN YOU MAY DO SO ON THE ENCLOSED PROXY CARD.
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[X]  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

                        ________________________________
                                    BRUNSWICK
                               TECHNOLOGIES, INC.
                        ________________________________



                          RECORD DATE SHARES: _________

                                [Name and Address
                                 of Shareholder]



                                                  --------------------
                                                  Date
    Please be sure to sign and date this Proxy
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    Stockholder sign here                   Co-owner sign here
----------------------------------------------------------------------


                                       For All                 For All
1.  Election of Directors. To set      Nominees   Withhold     Except
    the number of Directors at seven     [ ]         [ ]        [ ]
    and to elect the following:

    Martin S. Grimnes   Max G. Pitcher
    William M. Dubay    Peter N. Walmsley
    Richard J. Corbin   Kenneth J. Hatten

    NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through the nominee(s) name(s). Your shares will be voted for the remaining nominee(s).

                                         For       Against    Abstain
2.  Approval of an amendment             [ ]         [ ]        [ ]
    to the Company's Equity
    Incentive Plan to increase
    the number of available shares
    of common stock available for
    awards from 421,740 to 821,470.

                                         For       Against    Abstain
3.  Ratification of the appointment      [ ]         [ ]        [ ]
    of PricewaterhouseCoopers LLP
    as independent auditors of the
    Company.

4. In his discretion, the Proxy is authorized to vote upon any other business that may properly come before the meeting or at any adjournment(s) thereof.


Mark box at right if an address change or comment has Been noted on the reverse side of this card. [ ]

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DETACH CARD                                                          DETACH CARD

                                    BRUNSWICK
                               TECHNOLOGIES, INC.

Dear Shareholder,

Please take note of the important information enclosed with this Proxy Ballot. There are a number of issues related to the management and operation of your Corporation that require your immediate attention and approval. These are discussed in detail in the enclosed proxy materials.


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Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on this proxy card to indicate how your shares will be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 16, 2000.

Thank you in advance for your prompt consideration of these matters.

Sincerely,

Brunswick Technologies, Inc.

                        [Name and Address of Shareholder]


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                          BRUNSWICK TECHNOLOGIES, INC.
                                43 BIBBER PARKWAY
                             BRUNSWICK, MAINE 04011

                  ANNUAL MEETING OF STOCKHOLDERS - MAY 16, 2000
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned, revoking all prior proxies, hereby appoints Martin S. Grimnes as Proxy, with full power of substitution for and on behalf of the undersigned at the 2000 Annual Meeting of Stockholders of BRUNSWICK TECHNOLOGIES, INC. to be held at the Marriott at Sable Oaks, 200 Sable Oaks Drive, South Portland, Maine 04106, on Tuesday, May 16, 2000, at 10:00 a.m., and at any adjournment or adjournments thereof. The undersigned hereby directs the said Proxy to vote in accordance with his judgment on any matters which may properly come before the Annual Meeting, all as indicated in the Notice of Annual Meeting, receipt of which is hereby acknowledged, and to act on the following matters set forth in such notice as specified by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1 AND 2.


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 PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY USING THE ENCLOSED
                                    ENVELOPE
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Please sign exactly as your name(s) appear(s) on the books of the Company. Joint owners should each sign personally. Trustees, custodians, and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the shareholder is a corporation, the signature should be that of an authorized officer who should indicate his or her title.
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HAS YOUR ADDRESS CHANGED?                         DO YOU HAVE ANY COMMENTS?

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